EXHIBIT 99.1


PROSPECTUS


                                  LOGO OMITTED




                       1,000,000,000 Depositary Receipts
                            Internet HOLDRS SM Trust

          The Internet HOLDRS(SM) Trust issues Depositary Receipts called Internet HOLDRS(SM) representing your undivided beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the Internet industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Internet HOLDRS in a round-lot amount of 100 Internet HOLDRS or round-lot multiples. Internet HOLDRS are separate from the underlying deposited common stocks that are represented by the Internet HOLDRS. For a list of the names and the number of shares of the companies that make up an Internet HOLDR, see "Highlights of Internet HOLDRS--The Internet HOLDRS" starting on page 11. The Internet HOLDRS trust issues Internet HOLDRS on a continuous basis.

          Investing in Internet HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

          Internet HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Internet HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

          The Internet HOLDRS are listed on the American Stock Exchange under the symbol "HHH." On July 1, 2003 the last reported sale price of the Internet HOLDRS on the American Stock Exchange was $39.70.
                                  ___________

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  ___________

                   The date of this prospectus is July 3, 2003.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

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                                TABLE OF CONTENTS

                                                                            Page

Summary........................................................................4
Risk Factors...................................................................5
Highlights of Internet HOLDRS.................................................11
The Trust.....................................................................19
Description of Internet HOLDRS................................................19
Description of the Underlying Securities......................................20
Description of the Depositary Trust Agreement.................................22
United States Federal Income Tax Consequences.................................26
Erisa Considerations..........................................................29
Plan of Distribution..........................................................29
Legal Matters.................................................................30
Where You Can Find More Information...........................................31

                                   ___________

          This prospectus contains information you should consider when making your investment decision. With respect to information about Internet HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Internet HOLDRS in any jurisdiction where the offer or sale is not permitted.

          The Internet HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Internet HOLDRS or of the underlying securities through an investment in the Internet HOLDRS.

                                     SUMMARY

          The Internet HOLDRS trust was formed under the depositary trust agreement, dated as of September 2, 1999 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Internet HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

          The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the Internet industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Internet HOLDRS is specified under "Highlights of Internet HOLDRS--The Internet HOLDRS." This group of common stocks, and the securities of any company that may be added to the Internet HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 13 companies included in the Internet HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Internet HOLDRS are separate from the underlying common stocks that are represented by the Internet HOLDRS. On July 1, 2003, there were 5,107,000 Internet HOLDRS outstanding.

                                  RISK FACTORS

          An investment in Internet HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Internet HOLDRS, including the risks associated with a concentrated investment in the Internet industry.

General Risk Factors

          o Loss of investment. Because the value of Internet HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Internet HOLDRS if the underlying securities decline in value.

          o Discount trading price. Internet HOLDRS may trade at a discount to the aggregate value of the underlying securities.

          o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Internet HOLDRS or other corporate events, such as mergers, an Internet HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Internet HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

          o Not necessarily representative of the Internet industry. At the time of the initial offering, the companies included in the Internet HOLDRS were generally considered to be involved in various segments of the Internet industry, however the market price of the underlying securities and the Internet HOLDRS may not necessarily follow the price movements of the entire Internet industry. If the underlying securities decline in value, your investment in the Internet HOLDRS will decline in value, even if common stock prices of companies in the Internet industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Internet HOLDRS may not be involved in the Internet industry. In this case, the Internet HOLDRS may not consist of securities issued only by companies involved in the Internet industry.

          o Not necessarily comprised of solely Internet companies. As a result of distributions of securities by companies included in the Internet HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Internet HOLDRS and that are not involved in the Internet industry may be included in the Internet HOLDRS. The securities of a new company will only be distributed from the Internet HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Internet HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sector classifications, the use of GICS sectors to determine whether a new company will be included in the Internet HOLDRS provides no assurance that each new company included in the Internet HOLDRS will be involved in the Internet industry. Currently, the underlying securities included in the Internet HOLDRS are represented in the Consumer Discretionary, Financials and Information Technology GICS sectors. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Internet HOLDRS yet not be involved in the Internet industry. In addition the GICS sector classifications of securities included in the Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Internet HOLDRS, which may also result in the inclusion in the Internet HOLDRS of the securities of a new company that is not involved in the Internet industry.

          o No investigation of underlying securities. The underlying securities initially included in the Internet HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of common stocks in the Internet industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Internet HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

          o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Internet HOLDRS may not necessarily be a diversified investment in the Internet industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Internet HOLDRS, may also reduce diversification. Internet HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

          o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security, or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Internet HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Internet HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Internet HOLDRS will involve payment of a cancellation fee to the trustee.

          o Trading halts. Trading in Internet HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Internet HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Internet HOLDRS, you will not be able to trade Internet HOLDRS and you will only be able to trade the underlying securities if you cancel your Internet HOLDRS and receive each of the underlying securities.

          o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Internet HOLDRS. If the Internet HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Internet HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Internet HOLDRS are delisted. There are currently 13 companies whose securities are included in the Internet HOLDRS.

          o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Internet HOLDRS and may face possible conflicts of interest in connection with its activities. For example, Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide investment banking or other services for issuers of the underlying securities in connection with its business.

          o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distribution paid in respect of the underlying securities to you as

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               soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Internet HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to the Internet Industry

          o The stock prices of companies involved in the Internet industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Internet HOLDRS, and you could lose a substantial part of your investment. The trading prices of the common stocks of Internet companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

               o    general market fluctuations;

               o actual or anticipated variations in companies' quarterly operating results;

               o announcements of technological innovations or new services offered by competitors of the companies included in the Internet HOLDRS;

               o    changes in financial estimates by securities analysts;

               o conditions or trends in the Internet and online commerce industries;

               o    conditions or trends in online securities trading;

               o changes in the market valuations of Internet or online service companies;

               o    developments in Internet regulations;

               o legal or regulatory developments affecting companies included in the Internet HOLDRS or in the Internet industry;

               o announcements by Internet companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

               o    unscheduled system downtime;

               o    additions or departures of key personnel;

               o sales of Internet companies' common stock or other securities in the open market; and

               o    difficulty in obtaining additional financing.

               In addition, the trading prices of Internet stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many Internet stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of Internet or electronic commerce companies, generally, could depress the stock prices of an Internet company regardless of Internet companies' results. The sharp decline in the market price of many Internet and Internet-related companies since early 2000 is an example of this effect. Other broad market and industry factors may decrease the stock price of Internet stocks,

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               regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of Internet stocks. Current economic conditions have adversely affected employment and other significant elements of the economy that drive productivity and the financial strength of businesses. These economic conditions could have a material adverse effect on the financial condition and results of operations of companies whose common stocks are included in Internet HOLDRS. The events of September 11, 2001, in New York and Washington, D.C., as well as the United States' war on terrorism and potential military operations in other areas of the world, may have an unpredictable effect on economic conditions of companies whose common stocks are included in Internet HOLDRS. Companies whose common stocks are included in Internet HOLDRS results of operations and financial condition could be adversely impacted if those events and other related events cause further disruptions in the economy.

               As a result of fluctuations in the trading prices of the companies included in the Internet HOLDRS, the trading price of an Internet HOLDR has fluctuated significantly. The initial offering price of an Internet HOLDR, on September 22, 1999, was $108.25 and during 2002 the price of an Internet HOLDR reached a high of $36.68 and a low of $17.88.

          o Internet companies depend on continued growth and acceptance of the Internet as medium for online commerce and communication. Future revenues and any future profits of Internet companies depend upon the widespread acceptance and use of the Internet and other online services as an effective medium of communication and commerce by consumers. Rapid growth in the use of and interest in the Internet and other online services is a recent phenomenon. There is no assurance that acceptance and use will continue to develop or that a sufficiently broad base of consumers will adopt and continue to use the Internet and other online services. Recently, many of the companies whose common stocks all included in the Internet HOLDRS have been adversely affected by the general economic slowdown and an abrupt decline in demand for Internet products and services. This has had a significant negative impact on the market price of Internet HOLDRS A continuation of the current economic downturn may cause consumers to turn away from or fail to accept the Internet, which may continue to depress the market price of Internet HOLDRS. In addition, recent developments, namely the September 11, 2001 terrorist attacks in the United States and related military actions, as well as future events or effects occurring in response or in connection to those developments, may slow the acceptance of the Internet as a way of conducting business and exchanging goods and services. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty and few proven services and products exist. Internet companies rely on consumers who have previously used traditional means of commerce to exchange information and to purchase goods and services. For Internet companies to be successful, consumers must accept and use new ways of conducting business and exchanging information on the Internet.

          o Companies whose securities are included in the Internet HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Internet HOLDRS. Companies whose securities are included in Internet HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Internet HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services or terminate operations completely. Any of these actions may reduce the market price of stocks in the internet industry.

          o Internet companies must keep pace with rapid technological change to remain competitive. The Internet market is characterized by rapidly changing technology, evolving industry standards and

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               practices, frequent new product and service introductions and enhancements and changing customer demands. These market characteristics are worsened by the emerging nature of the Internet and the apparent need of companies from a multitude of industries to offer Web-based products and services. Internet companies' success therefore will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their service. Failure to adapt to such changes would harm their businesses. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt their services or infrastructure. The online commerce market, particularly over the Internet, is new, rapidly evolving and intensely competitive, and this competition is expected to intensify in the future. Barriers to entry are minimal, and companies can launch new sites and services at a relatively low cost.

          o The ability of an Internet company to obtain, maintain or increase market share depends on timely introduction and market acceptance of new products offered by Internet companies. The Internet industry is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements and changing customer demands. The success of many Internet companies will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve performance, features and the reliability of their products. Internet companies must also quickly develop, introduce and deliver their products and services, or incur the risk that their competitors will introduce the same or similar products or services or products or services which could make their product obsolete. Many Internet companies may not successfully introduce new products or services, develop and maintain a loyal customer base or achieve general market acceptance for their products or services, and failure to do so could have a material adverse effect on their business, result of operations and financial condition.

          o Many Internet companies are developing strategies to generate additional revenues for their products and services outside of the United States and if these strategies fail it could result in slower revenue growth and losses. Many Internet companies believe that they must expand their international sales activities to be successful as usage of the Internet increases globally. The expansion to international markets will require significant management attention and financial resources to develop and expand international sales and marketing activities. However, many Internet companies cannot be certain that investments in establishing operations in other countries will produce anticipated revenues as they have limited experience marketing products and services internationally.

          o Some companies included in the Internet HOLDRS have a limited operating history which makes financial forecasting difficult. Some companies included in the Internet HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. Internet companies would expect their business, operating results and financial condition to be materially adversely affected if their revenues do not meet their projections and that net losses in a given quarter would be even greater than expected.

          o New laws and regulations with respect to the Internet could impede its commercial development and adversely affect the business of Internet companies. Due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services. Furthermore, the growth and development of the market for online interaction and commerce may result in more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption of any additional laws or regulations may impede the growth of the Internet or other online services which could have a material adverse effect on the business, results of operations and financial condition of many companies included in the Internet HOLDRS.

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          o    Inability to manage rapid growth could adversely affect systems, management resources and revenues. Some Internet companies are, or plan to begin, rapidly expanding their operations. Success of the marketing strategies of many of these companies will place extraordinary demands on their network infrastructure and technical support. This expansion has placed and will continue to place a significant strain on the financial, operational, management, marketing, and sales systems and resources of many Internet companies. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations in a timely manner or that management will be able to hire, train, retain and manage required personnel to manage such rapid growth.

          o Many Internet companies are dependent on their ability to continue to attract and retain highly skilled technical and managerial personnel to develop and generate their business. Many Internet companies are highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that the companies included in the Internet HOLDRS will be able to continue to attract and retain qualified personnel.

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                          HIGHLIGHTS OF INTERNET HOLDRS

          This discussion highlights information regarding Internet HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Internet HOLDRS.

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Issuer..................................................     Internet HOLDRS Trust

The trust...............................................     The Internet HOLDRS Trust was formed under the
                                                             depositary trust agreement, dated as of September 2,
                                                             1999 among The Bank of New York, as trustee, Merrill
                                                             Lynch, Pierce, Fenner & Smith Incorporated, other
                                                             depositors and the owners of the Internet HOLDRS and
                                                             was amended on November 22, 2000.  The trust is not a
                                                             registered investment company under the Investment
                                                             Company Act of 1940.

Initial depositor.......................................     Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee.................................................     The Bank of New York, a New York state- chartered
                                                             banking organization, is the trustee and receives
                                                             compensation as set forth in the depositary trust
                                                             agreement.  The trustee is responsible for receiving
                                                             deposits of underlying securities and delivering
                                                             Internet HOLDRS representing the underlying securities
                                                             issued by the trust.  The trustee holds the underlying
                                                             securities on behalf of the holders of Internet HOLDRS.

Purpose of Internet HOLDRS..............................     Internet HOLDRS are designed to achieve the following:

                                                             Diversification.  Internet HOLDRS are designed to allow
                                                             you to diversify your investment in the Internet
                                                             industry through a single, exchange-listed instrument
                                                             representing your undivided beneficial ownership of the
                                                             underlying securities.

                                                             Flexibility.  The beneficial owners of Internet HOLDRS
                                                             have undivided beneficial ownership interests in each
                                                             of the underlying securities represented by the
                                                             Internet HOLDRS, and can cancel their Internet HOLDRS
                                                             to receive each of the underlying securities
                                                             represented by the Internet HOLDRS.

                                                             Transaction costs.  The expenses associated with buying
                                                             and selling Internet HOLDRS in the secondary market are
                                                             expected to be less than separately buying and selling
                                                             each of the underlying securities in a traditional
                                                             brokerage account with transaction-based charges.

Trust assets............................................     The trust holds shares of common stock issued by
                                                             specified companies that, when initially selected, were
                                                             involved in the Internet industry.  Except when a
                                                             reconstitution event, distribution of securities by an
                                                             underlying issuer or other event occurs, the group of

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

                                                             companies will not change.  Reconstitution events are
                                                             described in this prospectus under the heading
                                                             "Description of the Depositary Trust
                                                             Agreement--Distributions" and "--Reconstitution events."
                                                             There are currently 13 companies included in the
                                                             Internet HOLDRS.

                                                             The trust's assets may increase or decrease as a result
                                                             of in-kind deposits and withdrawals of the underlying
                                                             securities during the life of the trust.

The Internet HOLDRS.....................................     The trust has issued, and may continue to issue,
                                                             Internet HOLDRS that represent an undivided beneficial
                                                             ownership interest in the shares of common stock that
                                                             are held by the trust on your behalf.

                                                             The following chart provides:

                                                             o   the names of the 13 issuers of the underlying
                                                                 securities currently represented by the Internet
                                                                 HOLDRS,

                                                             o   the stock ticker symbols,

                                                             o   the share amounts currently represented by a
                                                                 round-lot of 100 Internet HOLDRS, and

                                                             o   the principal market on which the shares of
                                                                 common stock are traded.
                                                                                                          Primary
                                                                                           Share          Trading
                                                      Name of Company          Ticker     Amounts         Market
                                             ------------------------------    -------    -------         -------
                                             Amazon.com, Inc.                   AMZN           18          NASDAQ
                                             Ameritrade Holding Corporation     AMTD            9          NASDAQ
                                             AOL Time Warner Inc.               AOL            42           NYSE
                                             CMGI Inc.                          CMGI           10          NASDAQ
                                             CNET Networks, Inc.                CNET            4          NASDAQ
                                             DoubleClick Inc.                   DCLK            4          NASDAQ
                                             EarthLink, Inc.                    ELNK          6.23         NASDAQ
                                             eBay Inc.                          EBAY           12          NASDAQ
                                             E*TRADE Group, Inc.                ET             12           NYSE
                                             Network Associates, Inc.           NET             7           NYSE
                                             Priceline.com Incorporated (1)     PCLND         1.167        NASDAQ
                                             RealNetworks, Inc.                 RNWK            8          NASDAQ
                                             Yahoo! Inc.                        YHOO           26          NASDAQ

                                             (1) Priceline.com announced a one-for-six reverse stock split on its common stock payable to shareholders of record on June 16, 2003.
                                             Priceline.com began trading under the NASDAQ ticker of "PCLND" and on a split-adjusted basis on June 16, 2003.  As of June 13, 2003 the share amount of Priceline represented by a round lot of 100 Internet HOLDRS was 1.167.

                                                      The companies whose common stocks were included in the
                                                      Internet HOLDRS at the time Internet HOLDRS were originally issued were generally were considered to be among the 20
                                                      largest and most liquid companies involved in the Internet industry as measured by market capitalization and trading
                                                      volume on August 31, 1999.  The market capitalization of a company is determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                                                      The trust will only issue and cancel, and you may only obtain, hold, trade or surrender, Internet HOLDRS in a round-lot of 100
                                                      Internet HOLDRS and round-lot multiples. The trust will only issue
                                                      Internet HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet HOLDRS. In the event that a fractional share comes to be represented by a round-lot of
                                                      Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet
                                                      HOLDRS.

                                                      The number of outstanding Internet HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Internet HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases...........................................  You may acquire Internet HOLDRS in two ways:

                                                      o   through an in-kind deposit of the required number of
                                                          shares of common stock of the underlying issuers with the
                                                          trustee, or

                                                      o   through a cash purchase in the secondary trading market.

Issuance and cancellation fees......................  If you wish to create Internet HOLDRS by delivering to the trust the requisite shares of common stock represented by a round-lot of 100 Internet HOLDRS, The Bank of New York, as trustee, will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet HOLDRS.  If you wish to cancel your Internet HOLDRS and withdraw your underlying securities,
                                                      The Bank of New York, as trustee, will charge you a
                                                      cancellation fee of up to $10.00 for each round-lot of 100
                                                      Internet HOLDRS.

Commissions.........................................  If you choose to deposit underlying securities in order to receive Internet HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the
                                                      underlying securities that is charged by your broker in
                                                      addition to the issuance fee charged by the trustee described above.

Custody fees........................................  The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100
                                                      Internet HOLDRS, to be deducted from any cash dividend or
                                                      other cash distributions on underlying securities received by the trust.  With respect to the aggregate custody fee payable in any calendar year for each Internet HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be
                                                      received, and payable with respect to such calendar year.

Rights relating to Internet HOLDRS..................  You have the right to withdraw the underlying securities upon request by delivering a round- lot or integral multiple of a round-lot of Internet HOLDRS to the trustee, during the
                                                      trustee's business hours, and paying the cancellation fees, taxes and other charges.  You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation.  The trustee will not deliver fractional shares of underlying securities.  To the extent that any cancellation of Internet HOLDRS would
                                                      otherwise require the delivery of a fractional share, the
                                                      trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share.  Except with respect to the right to vote for
                                                      dissolution of the trust, the Internet HOLDRS themselves will not have voting rights.

Rights relating to the underlying securities........  Internet HOLDRS represents your beneficial ownership of the underlying securities.  Owners of Internet HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Internet HOLDRS.  These include the right to instruct the trustee to vote the
                                                      underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other
                                                      distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying
                                                      security, the right to pledge Internet HOLDRS and the right to surrender Internet HOLDRS to receive the underlying
                                                      securities.  Internet HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.  As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of
                                                      Internet HOLDRS.  However, due to the nature of Internet
                                                      HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Internet HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                                      A holder of Internet HOLDRS is not a registered owner of the underlying securities.  In order to become a registered owner, a holder of Internet HOLDRS would need to surrender their
                                                      Internet HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                                      You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities.  As such, you will receive such reports and communications from the broker through which you hold your Internet HOLDRS in the same manner
                                                      as if you beneficially owned your underlying securities
                                                      outside of Internet HOLDRS in "street name" through a
                                                      brokerage account.  The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with
                                                      respect to, the underlying securities other than in accordance with your instructions.

                                                      The depositary trust agreement entitles you to receive,
                                                      subject to certain limitations and net of any fees and
                                                      expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities.  However, any distribution of
                                                      securities by an issuer of underlying securities will be
                                                      deposited into the trust and will become part of the
                                                      underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the
                                                      distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector
                                                      classifications represented in the Internet HOLDRS at the time
                                                      of the distribution.   In addition, if the issuer of
                                                      underlying securities offers rights to acquire additional
                                                      underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit or may lapse.

                                                      There may be a delay between the time any cash or other
                                                      distribution is received by the trustee with respect to the underlying securities and the time such cash or other
                                                      distributions are distributed to you.  In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee.  If any tax or other governmental charge becomes due with respect to Internet
                                                      HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                                      If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Internet HOLDRS (and pay the applicable fees and
                                                      expenses) and receive all of your underlying securities in exchange for your Internet HOLDRS.  For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the
                                                      Depositary Trust Agreement--Withdrawal of underlying
                                                      securities."
Ownership rights in fractional shares in the
underlying securities...............................  As a result of distributions of securities by companies included in the Internet HOLDRS or other corporate events, such as mergers, an Internet HOLDR may represent an interest in a fractional share of an underlying security.  You are
                                                      entitled to receive distributions proportionate to your
                                                      fractional shares.

                                                      In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to
                                                      exercise voting rights proportionate to your fractional
                                                      shares.  The trustee will aggregate the votes of all of the share fractions
                                                      represented by Internet HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a
                                                      fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if
                                                      100,001 round-lots of 100 Internet HOLDRS are outstanding and each round-lot of 100 Internet HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Internet HOLDRS. If holders of
                                                      50,000 round-lots of 100 Internet HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Internet
                                                      HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer
                                                      87,500 affirmative votes and 87,501 negative votes.

Reconstitution events...............................  The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet HOLDRS to you in the following four circumstances:

                                                      A.   If an issuer of underlying securities no longer has a
                                                           class of securities registered under section 12 of the
                                                           Securities Exchange Act of 1934, then the trustee will
                                                           distribute the shares of that company to the owners of
                                                           the Internet HOLDRS.

                                                      B.   If the SEC finds that an issuer of underlying securities
                                                           should be registered as an investment company under the
                                                           Investment Company Act of 1940, and the trustee has
                                                           actual knowledge of the SEC finding, then its securities
                                                           will no longer be an underlying security and the trustee
                                                           will distribute the shares of that company to the owners
                                                           of the Internet HOLDRS.

                                                      C.   If the underlying securities of an issuer cease to be
                                                           outstanding as a result of a merger, consolidation, or
                                                           other corporate combination or other event, the trustee
                                                           will distribute the consideration paid by and received
                                                           from the acquiring company or the securities received in
                                                           exchange for the securities of the underlying issuer
                                                           whose securities cease to be outstanding to the
                                                           beneficial owners of Internet HOLDRS, only if the
                                                           distributed securities have a different Standard & Poor's
                                                           GICS sector classification than any of the underlying
                                                           securities represented in the Internet HOLDRS at the time
                                                           of the distribution or exchange or if the securities
                                                           received are not listed for trading on a U.S. national
                                                           securities exchange or through the Nasdaq National Market
                                                           System.  In any other case, the additional securities
                                                           received will be deposited into the trust.

                                                      D.   If an issuer's underlying securities are delisted from
                                                           trading on a U.S. national securities exchange or through
                                                           the Nasdaq National Market System and are not listed for
                                                           trading on another U.S. national securities exchange or
                                                           through the Nasdaq National Market System within five
                                                           business days from the date the securities are delisted.

                                                      To the extent a distribution of underlying securities from the
                                                      Internet HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                                      In addition, securities of a new company will be added to the
                                                      Internet HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities
                                                      received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Internet HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                                      It is anticipated, as a result of the broadly defined Standard
                                                      & Poor's GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in
                                                      Internet HOLDRS.  The trustee will review the Standard &
                                                      Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities
                                                      included in the Internet HOLDRS or distributed to you.

Standard & Poor's sector classifications............  Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the
                                                      Global Industry Classification Standard, referred to herein as
                                                      "GICS," which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria.  The GICS
                                                      classification standards were exclusively effective as of
                                                      January 2, 2002.  There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector classification.  The securities included in the Internet HOLDRS are currently represented in the Consumer Discretionary, Financials and Information
                                                      Technology GICS sectors.  The Standard & Poor's GICS sector classifications of the securities included in the Internet
                                                      HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard &
                                                      Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events..................................  A.   The Internet HOLDRS are delisted from the American Stock
                                                           Exchange and are not listed for trading on another U.S.
                                                           national securities exchange or through the Nasdaq
                                                           National Market System within five business days from the
                                                           date the Internet HOLDRS are delisted.

                                                      B.   The trustee resigns and no successor trustee is appointed
                                                           within 60 days from the date the trustee provides notice
                                                           to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as


                                                           initial depositor, of its intent to resign.

                                                      C.   Beneficial owners of at least 75% of outstanding Internet
                                                           HOLDRS vote to dissolve and liquidate the trust.

                                                      If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                                      Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per
                                                      round-lot of 100 Internet HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States Federal income tax consequences.......  The United States federal income tax laws will treat a U.S.
                                                      holder of Internet HOLDRS as directly owning the underlying securities.  The Internet HOLDRS themselves will not result in any United States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing.............................................  The Internet HOLDRS are listed on the American Stock Exchange under the symbol "HHH."  On July 1, 2003, the last reported sale price of the Internet HOLDRS on the American Stock
                                                      Exchange was $39.70.

Trading.............................................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100 Internet HOLDRS.  Bid and ask prices, however, are quoted per single Internet HOLDR.

Clearance and settlement............................  Internet HOLDRS have been issued only in book-entry form.
                                                      Internet HOLDRS are evidenced by one or more global
                                                      certificates that the trustee has deposited with The
                                                      Depository Trust Company, referred to as DTC.  Transfers
                                                      within DTC will be in accordance with DTC's usual rules and operating procedures.  For further information see
                                                      "Description of Internet HOLDRS."

                                    THE TRUST

          General. This discussion highlights information about the Internet HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Internet HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

          The Internet HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of September 2, 1999. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Internet HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

          The Internet HOLDRS trust is intended to hold deposited shares for the benefit of owners of Internet HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2039, or earlier if a termination event occurs.

                         DESCRIPTION OF INTERNET HOLDRS

          The trust has issued Internet HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Internet HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

          You may only acquire, hold, trade and surrender Internet HOLDRS in a round-lot of 100 Internet HOLDRS and round-lot multiples. The trust will only issue Internet HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Internet HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet HOLDRS.

          Internet HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Internet HOLDRS--The Internet HOLDRS."

          Beneficial owners of Internet HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Internet HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Internet HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

          The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Internet HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Internet HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Internet HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

          Internet HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Internet HOLDRS are available only in book-entry form. Owners of Internet HOLDRS hold their Internet HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

          Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of initial selection, were involved in various segments of the Internet industry and whose common stock is registered under section 12 of the Securities Exchange Act. The issuers of the underlying securities were, as of the time of initial selection, among the largest capitalized and most liquid companies involved in the Internet industry as measured by market capitalization and trading volume.

          The Internet HOLDRS may no longer consist exclusively of securities issued by companies involved in the Internet industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the Internet industry and will undertake to make adequate disclosure when necessary.

          Underlying securities. For a list of the underlying securities represented by Internet HOLDRS, please refer to "Highlights of Internet HOLDRS--The Internet HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

          No investigation. The trust, the trustee Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Internet HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their respective affiliates.

          General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

          The following table and graph set forth the composite performance of all of the 13 underlying securities currently represented by a single Internet HOLDR, measured at the close of the business day on March 30, 1999, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month to June 30, 2003. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                                                    Closing                    Closing
1999               Closing Price   2000              Price     2001            Price
                   -------------   ---------------  -------    --------------  ------
March 30.........  101.59          January 31.....  121.39     January 31....  47.42
March 31.........  103.18          February 29....  124.35     February 28...  36.15
April 30.........  123.10          March 31.......  131.74     March 30......  31.69
May 28...........  96.96           April 28.......  105.39     April 30......  40.91
June 30..........  98.31           May 31.........  86.74      May 31........  43.04
July 30..........  77.94           June 30........  86.60      June 29.......  44.42
August 31........  80.66           July 31........  83.82      July 31.......  39.26
September 30.....  94.04           August 31......  90.70      August 31.....  32.21
October 29.......  97.25           September 29...  76.18      September 28..  26.85
November 30......  115.39          October 31.....  59.69      October 31....  28.42
December 31......  147.24          November 30....  42.54      November 30...  34.63
                                   December 29....  33.74      December 31...  34.26

                   Closing                          Closing
2002               Price           2003             Price
-----------------  -------------   ---------------  -------
January 31.......  31.31           January 31.....  25.81
February 28......  28.11           February 28....  26.70
March 28.........  29.91           March 31.......  28.94
April 29.........  24.81           April 30.......  31.99
May 31...........  26.41           May 30.........  37.40
June 28..........  24.10           June 30........  38.91
July 31..........  20.37
August 30........  20.46
September 30.....  19.23
October 31.......  24.44
November 29......  27.89
December 31......  24.70


                                [CHART OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

          General. The depositary trust agreement, dated as of September 2, 1999, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Internet HOLDRS, provides that Internet HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, as described below.

          The trustee. The Bank of New York serves as trustee for the Internet HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

          Issuance, transfer and surrender of Internet HOLDRS. You may create and cancel Internet HOLDRS only in round-lots of 100 Internet HOLDRS. You may create Internet HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Internet HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet HOLDRS. Similarly, you must surrender Internet HOLDRS in integral multiples of 100 Internet HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Internet HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

          Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

          Under the depositary trust agreement, any beneficial owner of Internet HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Internet HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

          Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Internet HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such securities have a different Standard & Poor's GICS sector classification than any of the underlying securities in the Internet HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

          You will be obligated to pay any tax or other charge that may become due with respect to Internet HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Internet HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Internet HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

          Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet HOLDRS to you in the following four circumstances:

               A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Exchange Act, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Internet HOLDRS.

               B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Internet HOLDRS.

               C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Internet HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Internet HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the NASDAQ National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

               D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

          To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

          As provided in the depositary trust agreement, securities of a new company will be added to the Internet HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than the underlying securities represented in the Internet HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

          It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Internet HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Internet HOLDRS will be distributed from the Internet HOLDRS to you.

          Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the Internet HOLDRS are currently represented in the Consumer Discretionary, Financials and Information Technology GICS sectors. The Standard & Poor's GICS sector classifications of the securities included in the Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

          Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

          Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

          Withdrawal of underlying securities. You may surrender your Internet HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Internet HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Internet HOLDRS.

          Further issuances of Internet HOLDRS. The depositary trust agreement provides for further issuances of Internet HOLDRS on a continuous basis without your consent.

          Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Internet HOLDRS will surrender their Internet HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Internet HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Internet HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Internet HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, vote to dissolve and liquidate the trust.

          If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

          Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Internet HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Internet HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Internet HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Internet HOLDRS.

          Issuance and cancellation fees. If you wish to create Internet HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet HOLDRS. If you wish to cancel your Internet HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

          Commissions. If you choose to create Internet HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee, described above.

          Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Internet HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Internet HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

          Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

          Governing law. The depositary trust agreement and the Internet HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

          Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Internet HOLDRS.

          The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

          The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Internet HOLDRS for:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

          This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, and investors who acquire or hold any Internet HOLDRS as part of a conversion, straddle or other hedging transation. In addition, this discussion generally is limited to investors who will hold the Internet HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Internet HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

          The trust provides for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Internet HOLDRS

          A receipt holder purchasing and owning Internet HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Internet HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         Pursuant to recently enacted legislation, qualified dividend income received in respect of Internet HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Internet HOLDRS.

          A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Internet HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Internet HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Internet HOLDRS. Similarly, with respect to sales of Internet HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Internet HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

          The distribution of any securities by the trust upon the surrender of Internet HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

          The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Internet HOLDRS will reduce the amount realized with respect to the underlying securities.

          A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

          If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

          As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates under recently enacted legislation. A qualified foreign corporation includes:

         o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty that includes an exchange of information program, and
         o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States.

but will not include:

         o    a passive foreign investment company (as defined below),
         o a foreign personal holding company (as specially defined in the Code), or
         o    a foreign investment company (as specially defined in the Code).

The Treasury Department is expected to issue guidance regarding these requirements.

          If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

          Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

          Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer, holders of Internet HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

          Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

          o    at least 75% of its gross income is "passive income;" or

          o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

          Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

          If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Internet HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

          A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

          A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

          With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

          A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

          A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Internet HOLDRS or of the underlying securities unless:

          o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

          o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

          o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
               (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

          Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

          Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

          The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

          The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

          Any plan fiduciary which proposes to have a plan acquire Internet HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Internet HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

          In accordance with the depositary trust agreement, the trust issued Internet HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Internet HOLDRS. The trust delivered the initial distribution of Internet HOLDRS against deposit of the underlying securities in New York, New York on approximately September 27, 1999.

          Investors who purchase Internet HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

          Merrill Lynch Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use, this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Internet HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Internet HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

          Legal matters, including the validity of the Internet HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Internet HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Internet HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Internet HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

          The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Securities Exchange Act of 1934. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

          Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

          The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Internet HOLDRS. This prospectus relates only to Internet HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Internet HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Internet HOLDRS, have been publicly disclosed.

                                     ANNEX A

          This annex forms an integral part of the prospectus.

          The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1998, 1999, 2000, 2001 and 2002, through June 2003. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one-sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were publicly traded during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                            AMAZON.COM, INC. (AMZN)

          Amazon.com, Inc. is an online retailer that directly offers a variety of products, such as books, music, videos, toys, electronics, software, video games and home improvement products for sale through the Internet. Amazon.com also offers Web-based services where buyers and sellers can enter into transactions with respect to a wide range of products. Amazon operates four international websites in the United Kingdom, France, Denmark and Japan.

             Closing              Closing            Closing               Closing            Closing             Closing
   1998       Price     1999       Price    2000      Price     2001        Price    2002      Price     2003      Price
---------    ------- ---------   -------- --------   -------- ----------   -------- ---------  ------  -------    -------
January      4 59/64 January     58 15/32 January    64 9/16  January       17.31   January    14.19   January     21.85
February     6 27/64 February    64 1/16  February   68 7/8   February      10.19   February   14.10   February    22.01
March        7 1/8   March       86 3/32  March      67       March         10.23   March      14.30   March       26.03
April        7 41/64 April       86 1/32  April      55 3/16  April         15.78   April      16.69   April       28.69
May          7 11/32 May         59 3/8   May        48 5/16  May           16.69   May        18.23   May         35.89
June        16 5/8   June        62 9/16  June       36 5/16  June          14.15   June       16.25   June        36.32
July        18 31/64 July        50 1/32  July       30 1/8   July          12.49   July       14.45
August      13 61/64 August      62 3/16  August     41 1/2   August         8.94   August     14.94
September   18 39/64 September   79 15/16 September  38 7/16  September      5.97   September  15.93
October     21 5/64  October     70 5/8   October    36 5/8   October        6.98   October    19.36
November    32       November    85 1/16  November   24 11/16 November      11.32   November   23.35
December    53 35/64 December    76 1/8   December   15 9/16  December      10.82   December   18.89

          The closing price on July 1, 2003 was $37.25.

                      AMERITRADE HOLDING CORPORATION (AMTD)

          Ameritrade Holding Corporation is a provider of online brokerage services, which represents the vast majority of its business. Ameritrade provides technology-based financial services to retail investors and business partners through a variety of mediums, predominantly the Internet. Ameritrade business is organized in two main units: a Private Client Division and a business-to-business Institutional Client Division. Ameritrade operates its brokerage business through several broker-dealer subsidiaries, including Ameritrade (Inc.), Accutrade, Inc., AmeriVest, Inc., Freetrade.com, Inc., Ameritrade Institutional Services, Inc., TradeCast Securities Ltd., Nebraska Hudson Company, Inc., PFN Financial Services, LLC and one clearing broker-dealer subsidiary, Advanced Clearing, Inc. In September 2002, the Company merged with Datek Online Holdings Corp.

              Closing                Closing              Closing                 Closing              Closing               Closing
   1998        Price       1999       Price     2000       Price       2001        Price    2002        Price       2003      Price
---------     -------   ---------   --------  --------    --------   ----------   -------- ---------    ------    -------    -------
January        2 1/64    January     13 3/8    January     15 15/16   January     10.25    January        6.07     January      5.22
February       2 19/64   February    16 1/4    February    18 11/16   February     8.19    February       5.30     February     5.05
March          2 5/16    March       20 37/64  March       20 57/64   March        5.28    March          6.49     March        4.96
April          2 23/64   April       44 33/64  April       16 3/4     April        6.82    April          5.37     April        5.00
May            2 13/32   May         29 57/64  May         11 3/8     May          8.48    May            5.32     May          7.83
June           2 1/4     June        35 21/64  June        11 5/8     June         7.96    June           4.58     June         7.40
July           3 13/64   July        24 15/16  July        12 13/16   July         6.44    July           3.50
August         2 3/8     August      20 3/8    August      18 13/16   August       5.96    August         3.63
September      3         September   18 3/8    September   17 3/4     September    4.01    September      3.73
October        2 35/64   October     16 1/4    October     14 5/8     October      5.50    October        4.54
November       4 1/8     November    22 5/8    November     8 1/4     November     5.96    November       5.15
December       5 1/4     December    21 11/16  December     7         December     5.92    December       5.66

          The closing price on July 1, 2003 was $7.30.


                           AOL TIME WARNER INC. (AOL)

          AOL Time Warner, Inc. is an integrated Internet, media, and communications company. AOL Time Warner's business includes America Online, which consists of interactive services, Web properties, Internet technologies and electronic commerce services. AOL Time Warner's cable and network operations include interests in cable television systems, filmed entertainment and cable and broadcast television networks. AOL Time Warner also possesses movie and television production operations as well as music recording and distribution operations. AOL Time Warner's publishing operations include magazine publishing, book publishing and direct marketing.

              Closing                Closing              Closing                 Closing              Closing             Closing
   1998        Price       1999       Price     2000       Price       2001        Price    2002        Price    2003       Price
---------     -------   ---------   --------  --------    --------   ----------   -------- ---------    ------  -------    -------
January       5 63/64   January    43 15/16   January    56 15/16  January        52.56    January      26.31   January     11.66
February      7 19/32   February   44 15/32   February   59 1/4    February       44.03    February     24.80   February    11.32
March         8 35/64   March      73 1/2     March      67 7/16   March          40.15    March        23.65   March       10.86
April        10         April      71 3/8     April      60 1/8    April          50.50    April        19.02   April       13.68
May          10 27/64   May        59 5/8     May        53 3/8    May            52.19    May          18.70   May         15.22
June         13 9/64    June       55         June       52 5/8    June           53.00    June         14.71   June        16.09
July         14 41/64   July       47 9/16    July       53 1/4    July           45.45    July         11.50
August       10 1/4     August     45 21/32   August     58 33/64  August         37.35    August       12.65
September    13 61/64   September  52 1/32    September  53 3/4    September      33.10    September    11.70
October      15 59/64   October    64 21/32   October    50 1/2    October        31.10    October      14.75
November     21 57/64   November   73         November   40 39/64  November       34.90    November     16.37
December     38 25/32   December   75 7/8     December   34 51/64  December       32.10    December     13.10

          The closing price on July 1, 2003 was $16.12.

                                CMGI INC. (CMGI)

          CMGI, Inc. invests in, develops and operates a network of Internet companies. These companies generally operate in the areas of interactive marketing, eBusiness and fulfillment, search engines and portals, infrastructure and enabling technologies and Internet professional services. CMGI also manages several venture capital funds that focus on investing in companies involved in various aspects of the Internet and technology industries.

            Closing               Closing             Closing                  Closing            Closing            Closing
   1998      Price       1999      Price      2000     Price         2001       Price   2002       Price    2003      Price
---------   -------   ---------  --------   --------  --------     ----------  ------ ---------   ------  -------    -------
January     2 17/64   January    30 1/2     January   112 9/16     January      6.13  January     1.66    January     0.89
February    3         February   30 21/32   February  129 9/16     February     4.07  February    1.47    February    0.82
March       3 5/8     March      45 49/64   March     113 5/16     March        2.54  March       1.35    March       0.77
April       6 1/32    April      63 41/64   April      71 1/4      April        2.99  April       1.28    April       0.99
May         5 35/64   May        51 13/16   May        47 13/16    May          4.20  May         0.79    May         1.40
June        8 27/32   June       57 1/32    June       45 13/16    June         3.00  June        0.48    June        1.51
July        8 33/64   July       46 3/32    July       37 7/8      July         2.02  July        0.41
August      4 49/64   August     41 31/32   August     44 3/4      August       1.78  August      0.57
September   6 21/32   September  51 1/4     September  27 15/16    September    1.00  September   0.35
October     7 7/64    October    54 23/32   October    16 7/8      October      1.51  October     0.53
November    9 11/16   November   73 21/32   November   10 1/16     November     2.09  November    1.44
December    13 5/16   December   138 7/16   December    5 19/32    December     1.63  December    0.98

         The closing price on July 1, 2003 was $1.51.

                           CNET NETWORKS, INC. (CNET)

          CNET Networks, Inc. provides an Internet network, television and radio programming, a print publication, and a computer product database related to computers, the Internet and digital technologies. Through its CNET Channel division, CNET provides information powering the computer and electronics sales and distribution channels. CNET products and services include a platform for advertisers to sell products to the public. In addition to CNET.com, the company operates ZDNet.com, my Simon.com and other less known sub-brands, providing an Internet presence in over 20 countries. CNET also has a Computer Shopper magazine and publishes technology-oriented print publications in Australia and China.

              Closing               Closing             Closing                Closing              Closing             Closing
   1998        Price       1999      Price     2000      Price       2001       Price    2002        Price    2003       Price
---------     -------   ---------  --------  --------   --------   ---------   -------- ---------    ------  -------    -------
January       6 31/32    January   26 1/4    January    49         January     17.94    January      6.05    January     2.53
February      9 1/16     February  28 21/32  February   66 7/8     February    12.44    February     4.76    February    2.06
March         6 23/32    March     46 1/16   March      50 11/16   March       11.19    March        5.48    March       2.51
April         8 5/16     April     64 1/4    April      34 9/16    April       12.27    April        4.10    April       3.61
May           9 1/16     May       54 1/8    May        34 7/16    May         11.02    May          3.10    May         5.35
June         17 1/16     June      57 5/8    June       24 9/16    June        13.00    June         1.99    June        5.95
July         12 7/8      July      40        July       29 15/16   July        11.00    July         1.15
August        9 3/4      August    37 9/16   August     33 1/2     August       9.18    August       1.25
September    11 7/16     September 56        September  24 23/64   September    4.30    September    1.10
October       9 33/64    October   47 3/16   October    31 1/2     October      4.94    October      1.98
November     13 17/64    November  50 15/16  November   21 3/8     November     7.49    November     3.04
December     13 5/16     December  56 3/4    December   16         December     8.97    December     2.71

          The closing price on July 1, 2003 was $6.34.

                             DOUBLECLICK INC. (DCLK)

          DoubleClick Inc. provides media, technology and data products and services to advertisers, advertising agencies, Web publishers and electronic merchants. DoubleClick collects consumer purchasing data and sells information from its proprietary database and its statistical modeling technology to provide direct marketers with information and analysis. DoubleClick also provides advertisement sales and related services to publishers of Web sites and advertisers. DoubleClick offers a broad range of technology, media, data and research products and services to its customers to allow them to address all facets of the digital marketing process, from pre-campaign planning and testing to execution, measurement and campaign refinements. DoubleClick operates three business units: TechSolutions, Media and Data (consisting of its Abacus and Research divisions).

              Closing               Closing             Closing                Closing             Closing             Closing
   1998        Price       1999      Price     2000      Price       2001       Price    2002       Price    2003       Price
---------     -------   ---------  --------  --------   --------   ---------   -------- ---------   ------  -------    -------
January        *        January    24 1/16   January    98 13/16   January     15.40    January     11.29   January     6.31
February      7 63/64   February   22 15/32  February   88 13/16   February    13.44    February    10.77   February    6.44
March         8 25/32   March      45 33/64  March      93 5/8     March       11.57    March       11.99   March       7.77
April        10 27/64   April      69 29/32  April      75 7/8     April       12.34    April        7.76   April       8.60
May           8 21/32   May        48 23/32  May        42 1/4     May         13.05    May          8.24   May        10.50
June         12 27/64   June       45 7/8    June       38 1/8     June        13.96    June         7.25   June        9.25
July         11         July       40 1/2    July       35 15/16   July        11.35    July         4.76
August        5 31/32   August     49 15/16  August     40 11/16   August       8.03    August       5.63
September     5 31/32   September  59 9/16   September  32         September    5.70    September    5.14
October       8 1/4     October    70        October    16 1/4     October      7.38    October      7.00
November     10 1/8     November   80 1/32   November   14 3/16    November     9.04    November     7.14
December     11 1/8     December  126 17/32  December   11         December    11.34    December     5.66

          The closing price on July 1, 2003 was $9.41.

                             EARTHLINK, INC. (ELNK)

          EarthLink, Inc. is an Internet service provider that provides nationwide Internet access and related value-added services to its individual and business customers. EarthLink pursues four key business areas: narrowband access; broadband access; Web hosting; and content, commerce and advertising.

              Closing               Closing             Closing                Closing             Closing             Closing
   1998        Price       1999      Price     2000      Price       2001       Price    2002       Price    2003       Price
---------     -------   ---------  --------  --------   --------   ---------   -------- ---------   ------  -------    -------
January       5 37/64   January    51        January    26 1/2     January       8.40   January     9.53    January     5.31
February      8 1/16    February   42 3/4    February   24 7/8     February      9.00   February    8.97    February    4.97
March        10 45/64   March      43 1/32   March      19 7/16    March        12.12   March       10.15   March       5.75
April        11 1/4     April      48 15/32  April      18 7/8     April        10.94   April       7.28    April       6.86
May           8 27/32   May        37        May        14 13/16   May          13.18   May         6.58    May         6.74
June         17 9/64    June       44 5/16   June       15 7/16    June         14.10   June        6.63    June        7.98
July         20 3/8     July       33 9/16   July       12 1/2     July         16.37   July        4.58
August       13 7/16    August     29 3/16   August     11 1/4     August       13.51   August      6.10
September    20 3/4     September  27 11/16  September   9 1/8     September    15.23   September   5.34
October      19 27/32   October    25 11/16  October     6 17/32   October      14.65   October     6.11
November     32 9/32    November   31 9/16   November    6 1/2     November     14.80   November    6.22
December     30 17/32   December   26 13/32  December    5 1/32     December    12.17   December    5.45

          The closing price on July 1, 2003 was $7.64.

                                eBAY INC. (EBAY)

          eBay Inc. provides an online trading platform through the Internet. eBay permits sellers to list items for sale, buyers to bid on items of interest and all eBay users to browse through listed items. Goods bought and sold on eBay range from personal items to office equipment, services, cars and homes. Sellers on eBay include individuals, distributors, liquidators, retailers and mail order companies. Through its subsidiaries and affiliates, eBay provides trading platforms in United States, Australia, Austria, Belgium, Canada, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. In October 2002, the Company acquired PayPal, Inc., the global payments platform.

              Closing               Closing             Closing                Closing             Closing             Closing
   1998        Price       1999      Price     2000      Price       2001       Price    2002       Price    2003       Price
---------     -------   ---------  --------  --------   --------   ---------   -------- ---------   ------  -------    -------
January         *       January    46 17/64  January    75 1/32    January     49.37    January      59.02  January     75.16
February        *       February   55 43/64  February   71 (a)/16  February    38.32    February     52.05  February    78.42
March           *       March      68 21/32  March      88         March       36.18    March        56.64  March       85.31
April           *       April     104 1/16   April      79 19/32   April       50.48    April        53.10  April       92.91
May             *       May        88 19/32  May        62 9/16    May         60.52    May          55.21  May        101.65
June            *       June       75 11/16  June       54 5/16    June        68.49    June         61.62  June       104.00
July            *       July       48 27/32  July       50         July        62.57    July         57.09
August          *       August     62 25/32  August     62         August      50.49    August       56.52
September      7 33/64  September  70 17/32  September  68 11/16   September   45.75    September    52.81
October       13 55/64  October    67 9/16   October    51 1/2     October     52.48    October      63.24
November      32 15/16  November   82 17/32  November   34 5/16    November    68.07    November     68.92
December      40 13/64  December   62 19/32  December   33         December    66.90    December     67.82

          The closing price on July 1, 2003 was $106.00.

                            E*TRADE GROUP, INC. (ET)

          E*TRADE Group, Inc. is a diversified financial services holding company that operates through its subsidiaries to provide financial services to retail, corporate and institutional customers. E*TRADE provides retail customers with an integrated and personalized suite of investing, banking, lending, planning and advice services primarily through online channels under the new brand, E*TRADE Financial. In the United States, E*TRADE Group also offers corporate services, including employee stock plan administration, as well as market-making services to brokerage firms.

              Closing              Closing             Closing                Closing             Closing             Closing
   1998        Price       1999     Price     2000      Price       2001       Price    2002       Price    2003       Price
---------     -------   --------- --------  --------   --------   ---------   -------- ---------   ------  -------    -------
January       5 29/64   January    27 19/32 January    21 1/16    January     14.00    January      8.97   January     4.50
February      6 11/16   February   23       February   24 5/8     February     9.01    February     8.10   February    4.20
March         6 15/64   March      29 5/32  March      30 1/8     March        6.98    March        9.42   March       4.21
April         6 15/64   April      57 3/4   April      21 1/2     April        9.40    April        7.54   April       5.50
May           5 13/32   May        44 1/2   May        15 9/16    May          7.50    May          6.20   May         7.65
June          5 47/64   June       39 15/16 June       16 1/2     June         6.45    June         5.46   June        8.50
July          6 13/16   July       30 1/8   July       15         July         6.48    July         3.95
August        4 5/32    August     25       August     17 3/4     August       6.40    August       4.34
September     4 43/64   September  23 1/2   September  16 7/16    September    6.05    September    4.45
October       4 1/2     October    23 13/16 October    14 9/16    October      6.53    October      4.50
November      6 49/64   November   30 1/16  November    8         November     8.00    November     5.68
December     11 45/64   December   26 1/8   December    7 3/8     December    10.25    December     4.86

          The closing price on July 1, 2003 was $8.61.

                         NETWORK ASSOCIATES, INC. (NET)

          Network Associates, Inc. develops and provides software products that address Internet and other large-scale network security and management issues. Network Associates also offers a range of consumer-oriented security and management software products to retail customers, including anti-virus, Internet security/privacy and desktop utilities software. The majority of the company's revenue is derived from its McAfee anti-virus product and its Sniffer networks availability and performance management product group.

             Closing              Closing             Closing                Closing             Closing             Closing
   1998       Price       1999     Price     2000      Price       2001       Price    2002       Price    2003       Price
---------    -------   --------- --------  --------   --------   ---------   -------- ---------   ------  -------    -------
January      36        January    52 3/8   January    25 15/16   January      7.56    January      29.99  January     15.27
February     43 5/64   February   47       February   30 7/16    February     6.46    February     23.72  February    14.80
March        44 11/64  March      30 11/16 March      32 1/4     March        8.25    March        24.20  March       13.81
April        45 43/64  April      13 1/4   April      25 7/16    April       11.03    April        17.75  April       11.43
May          40 53/64  May        14 11/16 May        21 7/8     May         14.52    May          19.35  May         12.14
June         47 7/8    June       14 11/16 June       20 3/8     June        12.45    June         19.27  June        12.68
July         47 11/16  July       17 1/2   July       19 3/16    July        16.84    July         12.15
August       32 1/4    August     16 7/8   August     25 7/8     August      15.85    August       13.00
September    35 1/2    September  19 1/8   September  22 5/8     September   12.89    September    10.63
October      42 1/4    October    18 5/16  October    19 1/4     October     19.20    October      15.89
November     50 7/8    November   25 1/4   November   13         November    22.95    November     18.26
December     66 1/4    December   26 11/16 December    4 3/16    December    25.85    December     16.09

          The closing price on July 1, 2003 was $12.83.

                       PRICELINE.COM INCORPORATED (PCLND)

          Priceline.com Incorporated provides an e-commerce pricing system, known as a demand collection system, which enables consumers to use the Internet to save money on a range of products and services, while enabling sellers to generate incremental revenue. Using its consumer product, Name Your Own Price, the Company collects consumer demand, in the form of individual customer offers, for a particular product or service at a price set by the customer. Participating sellers include domestic and international airlines, hotel chains, long-distance telephone companies, home-mortgage lenders and car retailers. Priceline.com generates a substantial portion of its revenues from transactions that take place on its Web site.

             Closing            Closing            Closing           Closing             Closing             Closing
   1998       Price     1999     Price    2000     Price     2001     Price     2002       Price    2003       Price
---------    ------  --------- -------- --------  -------- --------- -------- ---------  -------  -------    -------
January        *     January      *     January   248.00   January   15.94    January     37.80   January      7.80
February       *     February     *     February  335.62   February  16.12    February    24.00   February     7.92
March          *     March     497.25   March     480.00   March     15.19    March       31.38   March        9.84
April          *     April     974.25   April     379.50   April     29.10    April       30.24   April       13.32
May            *     May       672.19   May       228.75   May       32.40    May         24.18   May         24.60
June           *     June      693.38   June      227.91   June      54.30    June        16.74   June        22.32
July           *     July      453.38   July      141.75   July      53.22    July        11.10
August         *     August    408.75   August    163.12   August    33.12    August      14.10
September      *     September 387.00   September  71.25   September 22.74    September    8.76
October        *     October   361.50   October    34.50   October   28.86    October     13.26
November       *     November  372.00   November   15.00   November  25.20    November    10.50
December       *     December  284.25   December    7.88   December  34.92    December     9.60

                  The closing price on July 1, 2003 was $21.78.

                            REALNETWORKS, INC. (RNWK)

          RealNetworks, Inc. is a global provider of software products and services for Internet media delivery, which is engaged in the development of streaming media systems that enable the creation, real-time delivery and playback of audio, video and multimedia content on the Internet. RealNetworks also develops and markets software products and services designed to enable users of personal computers (PCs) and other consumer electronic devices to send and receive audio, video and other multimedia services using the Web. RealNetworks' RealPlayer player products enable users to listen to and view content from Websites. RealNetworks markets its products and services directly through the Internet, where substantially all of its products can be purchased and delivered from its Web site, through its own sales force and indirectly through value-added resellers and other distributors.

           Closing            Closing            Closing           Closing             Closing             Closing
   1998     Price     1999     Price     2000     Price     2001     Price     2002       Price    2003       Price
---------  ------  --------- --------  --------  -------- --------- -------- ---------  -------  -------    -------
January    3 3/4   January    17 45/64 January    78 19/32 January   10.18    January     6.51   January     3.56
February   3 3/4   February   17 17/32 February   70 5/16  February   7.18    February    5.45   February    4.15
March      7 1/4   March      30 35/64 March      56 15/16 March      7.06    March       7.02   March       4.13
April      8 31/64 April      55 3/8   April      47 5/8   April      9.20    April       7.03   April       5.13
May        5 25/32 May        35 7/16  May        36 5/16  May       11.01    May         8.50   May         7.96
June       9 21/64 June       34 7/16  June       50 9/16  June      11.75    June        4.07   June        6.76
July       7 27/64 July       38 5/32  July       42 7/16  July       7.02    July        4.10
August     4 15/16 August     40 7/8   August     48 11/16 August     7.22    August      4.58
September  8 43/64 September  52 9/32  September  39 3/4   September  4.86    September   3.61
October    8 27/64 October    54 27/32 October    20 39/64 October    5.67    October     3.51
November   9 1/2   November   69 3/4   November   12 7/16  November   6.58    November    3.86
December   8 31/32 December   60 5/32  December    8 11/16 December   5.94    December    3.81

          The closing price on July 1, 2003 was $6.65.

                               YAHOO! INC. (YHOO)

          Yahoo! Inc. is a global Internet communications, commerce and media company that offers an online guide to obtain information on the Internet, information communications services and other content. Yahoo! also provides online business services designed to enhance the presence of its customers on the Web, including audio and video streaming and Web site related services. Yahoo! has offices in Europe, Asia, Australia, Latin America, Canada and the United States.

           Closing             Closing            Closing            Closing             Closing             Closing
   1998     Price      1999     Price     2000     Price     2001     Price     2002       Price    2003      Price
---------  ------   --------- --------  --------  -------- --------- -------- ---------  -------  -------    -------
January    7 59/64  January    88 9/16  January   161 1/32  January     37.21  January      17.24  January     18.20
February   9 5/32   February   76 3/4   February  159 11/16 February    23.81  February     14.46  February    20.85
March      11 9/16  March      84 3/16  March     171 3/8   March       15.75  March        18.47  March       24.02
April      14 7/8   April      87 11/32 April     130 1/4   April       20.18  April        14.76  April       24.77
May        13 11/16 May        74       May       113 1/16  May         18.11  May          16.02  May         29.84
June       19 11/16 June       86 1/8   June      123 7/8   June        19.99  June         14.76  June        32.70
July       22 3/4   July       68 7/32  July      128 11/16 July        17.62  July         13.17
August     17 1/4   August     73 3/4   August    121 1/2   August      10.64  August       10.29
September  32 3/8   September  89 3/4   September  91       September    8.81  September     9.57
October    32 23/32 October    89 17/32 October    58 5/8   October     10.88  October      14.92
November   48       November  106 3/8   November   39 5/8   November    15.57  November     18.27
December   59 15/64 December  216 11/32 December   30 1/16  December    17.74  December     16.35

          The closing price on July 1, 2003 was $33.64.

                                  LOGO OMITTED

                       HOLding Company Depositary Receipts

                        1,000,000,000 Depositary Receipts

                            Internet HOLDRS(SM) Trust

                                _________________

                               P R O S P E C T U S
                                _________________

                                   July 3, 2003